UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations.

Due to the delay in filing 3D Systems Corporation’s (the “Company”) Annual Report on Form 10-K for the fiscal year ended December 31, 2023, the Company now expects the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on or about August 27, 2024. On June 26, 2024, the Company’s Board of Directors approved July 2, 2024, as the record date for the Annual Meeting. Only stockholders of record at the close of business on that date may attend and vote at the Annual Meeting or any adjournment or postponement thereof.

Because the date of the Annual Meeting will differ by more than 30 days from the anniversary date of the Company’s 2023 Annual Meeting of Stockholders, the previously announced deadline for stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is no longer applicable. Under the new deadline set by the Company, any stockholder proposal intended to be included in the Company’s proxy materials for the Annual Meeting pursuant to Exchange Act Rule 14a-8 must be delivered to, or mailed to and received at, the Company’s principal executive offices located at 3D Systems Corporation, 333 Three D Systems Circle, Rock Hill, South Carolina 29730, Attn: Corporate Secretary, on or before the close of business on July 8, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials for the Annual Meeting. In addition to complying with this deadline, stockholder proposals intended to be included in the Company’s proxy materials for the Annual Meeting must also comply with all applicable U.S. Securities and Exchange Commission rules, including Exchange Act Rule 14a-8.

In addition, because the date of the Annual Meeting will be more than 60 days after the anniversary date of the Company’s 2023 Annual Meeting of Stockholders, the previously announced deadline for stockholder proposals or nominations under Section 2.12 of the Company’s Amended and Restated By-Laws (the “By-Laws”) is no longer applicable. Pursuant to the By-Laws, the new deadline for any stockholder proposal or nomination (other than pursuant to Exchange Act Rule 14a-8) intended to be brought before the Annual Meeting must be delivered to, or mailed to and received at, the Company’s principal executive offices located at 3D Systems Corporation, 333 Three D Systems Circle, Rock Hill, South Carolina 29730, Attn: Corporate Secretary, on or before the close of business on July 8, 2024. In addition to complying with this deadline, stockholder proposals or nominations intended to be brought before the Annual Meeting must also comply with all applicable U.S. Securities and Exchange Commission rules, the By-Laws and applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: June 28, 2024	By:	/s/ Jeffrey D. Creech
Jeffrey D. Creech
Executive Vice President and Chief Financial Officer